Exhibit 21.01

West Corporation and Subsidiaries as of 3/31/11

Name	State of Organization	DBAs
West Corporation	Delaware	West Corporation (Delaware)
West Corporation—Delaware

West Corporation of Delaware

West Corporation of Nebraska

InterCall, Inc.	Delaware	Conferencecall.com
The Teleconferencing Center

ECI Conference Call Services

West Conferencing Services, Inc.

InterCall Teleconferencing, Inc.

West Asset Management, Inc.	Delaware	WAM West Asset Management, Inc.
Accent Insurance Recovery Solutions

Accent Cost Containment Solutions

Accent Recovery Solutions

West At Home, LLC	Delaware	West At Home, LLC of Delaware
West Business Services, LLC	Delaware	West Business Services, Insurance Sales, LLC
West Business Services Limited Partnership

West Direct, LLC	Delaware	Legal Rewards
Major Savings

Savings Direct

TeleConference USA

West Direct Government Services West Language Services
West Facilities, LLC	Delaware	None
760 Northlawn Drive, LLC	Ohio	None
A Better Conference, Inc.	Delaware	None
Asset Direct Mortgage, LLC	Delaware	None
BuyDebtCo, LLC	Nevada	None
Centracall Limited	United Kingdom	None
Conferencecall Services India Private Limited	India	None
Cosmosis Corporation	Colorado	None
Genesys (Beijing) Technology Consulting Co., Ltd.	China	None
Genesys (Beijing) Technology Consulting Co., Ltd., Shanghai Branch	Shanghai (branch only—not a separate entity)	None
Genesys Conferencing Aktiebolag	Sweden	None
Genesys Conferencing Aktiebolag, Filial i Finland	Finland (branch only—not a separate entity)	None
Genesys Filial Af Genesys Conferencing Ab, Sverige	Denmark (branch only—not a separate entity)	None
Genesys Conferencing Europe SAS	France	None
Genesys Conferencing GmbH	Germany	None
Genesys Conferencing GmbH	Germany (Düsseldorf branch)	None
Genesys Conferencing GmbH	Germany (Frankfurt branch)	None
Genesys Conferencing GmbH	Germany (Hamburg branch)	None

Name	State of Organization	DBAs
Genesys Conferencing GmbH	Germany (Munich branch)	None
Genesys Conferencing GmbH	Germany (Stuttgart branch)	None
Genesys Conferencing Limited	Hong Kong	None
Genesys Conferencing Limited	United Kingdom	None
Genesys Conferencing Ltd.	Canada	None
Genesys Conferencing Norsk Avdelning	Norway (branch only—not a separate entity)	None
Genesys Conferencing Pty Ltd	Australia	None
Genesys Conferencing SA	Netherlands (branch only—not a separate entity)	None
Genesys Conferencing SA	Belgium	None
Genesys Conferencing ServiÇos de TelecomunicaÇões, Lda	Portugal	None
Genesys Conferencing Sociedad Unipersonal	Spain	None
Genesys Conferencing Srl	Italy	None
Genesys SAS	France	None
Holly Australia Pty. Ltd.	Australia	None
Holly Connects, Inc.	Delaware	None
InterCall Asia Pacific Holdings Pte. Ltd.	Singapore	None
InterCall Australia Pty. Ltd.	Australia	None
InterCall Canada, Inc.	Canada	None
InterCall Conferencing Mexico, S. de R.L. de C.V.	Mexico	None
InterCall Conferencing Services Limited	United Kingdom	None
InterCall Conferencing Services Mexico, S. de R.L. de C.V.	Mexico	None
InterCall Deutschland GmbH	Germany	None
InterCall France Holdings SAS	France	None
InterCall France SAS	France	None
InterCall Hong Kong Limited	Hong Kong	None
InterCall Japan KK	Japan	None
InterCall Korea Co., Ltd.	Korea	None
InterCall Mexico, S. de R.L. de C.V.	Mexico	None
InterCall New Zealand Limited	New Zealand	None
InterCall Services Malaysia Sdn. Bhd.	Malaysia	None
InterCall Singapore Pte. Ltd.	Singapore	None
InterCall Telecom Ventures, LLC	Delaware	None
Intrado Canada, Inc.	Canada	None
Intrado Command Systems, Inc.	New Jersey	None
Intrado Communications Inc.	Delaware	None
Intrado Communications of Virginia Inc.	Virginia	None
Intrado Inc.	Delaware	None
Intrado Information Systems Holdings, Inc.	Delaware	None
Intrado International, LLC	Delaware	None
Intrado Systems Corp.	Georgia	None
Jamaican Agent Services Limited	Jamaica	None
Legal Connect Limited	United Kingdom	None
May Family Investments Limited	United Kingdom	None
Northern Contact, Inc.	Delaware	None
Positron Public Safety Systems Inc.	Argentina (branch office)	None
Preferred One Stop Technologies Limited	United Kingdom	None

Name	State of Organization	DBAs
Stargate Management LLC	Colorado	None
Stream57 Corporation	Delaware	None
TeleVox Software, Incorporated	Delaware	None
The Debt Depot, LLC	Delaware	None
TuVox Incorporated	Delaware	None
Twenty First Century Communications of Canada, Inc.	Ohio	None
Twenty First Century Communications, Inc.	Ohio	None
Twenty First Century Crisis Communications, LLC	Ohio	None
Twenty First Century International Services LLC	Ohio	None
Unisfair, LLC	Delaware	None
Unisfair Ltd.	Israel	None
West Asset Purchasing, LLC	Nevada	None
West Contact Services, Inc.	Philippines	None
West Contact Services Mexico, S. de R.L. de C.V.	Mexico	None
West Customer Management Group, LLC	Delaware	None
West Direct II, Inc.	Arizona	None
West Education Foundation	Nebraska	None
West Interactive Corporation	Delaware	None
West Interactive Pty. Ltd.	Australia	None
West International Corporation	Delaware	None
West International Holdings Limited	United Kingdom	None
West Netherlands B.V.	Netherlands	None
West Netherlands Cooperatief U.A.	Netherlands	None
West Netherlands C.V.	Netherlands	None
West Notifications Group, Inc.	Delaware	None
West Receivables LLC	Delaware	None
West Receivables Holdings LLC	Delaware	None
West Receivables Purchasing LLC	Nevada	None
West Receivable Services, Inc.	Delaware	None
West Telemarketing Canada, ULC	Canada	None
West UC Solutions Holdings, Inc.	Delaware	None
West UC Solutions, LLC	Delaware	None
Worldwide Asset Purchasing, LLC	Nevada	None